SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 3, 2004
                                                --------------------------------


                               RSI Holdings, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 North Carolina
                          ---------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

         01-18091                                          56-1200363
---------------------------                         ------------------------
(Commission File Number)                       (IRS Employer Identification No.)


28 East Court Street, Post Office Box 6847, Greenville, South Carolina  29606
----------------------------------------------------------------------  ------
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (864) 271-7171
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) We regret to report the death on November 3, 2004, of Charles M. Bolt, a dear friend and a member of the Board of Directors of RSI Holdings, Inc. since 1982. Mr. Bolt also served as RSI's President and Chief Executive Officer from 1984 to 1989 and as its President of Distribution from 1989 to 1995. After his retirement in 1995, Mr. Bolt continued to serve as a consultant to RSI, contributing a wealth of experience and sound judgment. Mr. Bolt had a long history of valuable service with RSI, and he will be greatly missed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RSI HOLDINGS, INC.


Date:  November 3, 2004            By: /s/ Buck A. Mickel
                                       -------------------------------------
                                       Buck A. Mickel
                                       President & Chief Executive Officer